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                                                                   Exhibit 10.11


                           PURCHASE AND SALE AGREEMENT

      This Purchase and Sale Agreement ("AGREEMENT"), dated as of April 5, 2002, is among SS&C Technologies, Inc., a Delaware corporation (the "COMPANY"), General Atlantic Partners 15, L.P., a Delaware limited partnership ("GAP 15"), and GAP Coinvestment Partners, L.P., a New York limited partnership ("GAPCO" and together with GAP 15, the "SELLERS").

                                   BACKGROUND

      Each of the Sellers desires to sell and the Company desires to purchase the aggregate number of shares of Common Stock of the Company set forth opposite the name of such Seller on Schedule 1.02 hereto (the "SECURITIES") on the terms and conditions set forth in this Agreement.

      THEREFORE, the parties agree as follows:

                                    SECTION I
                         PURCHASE AND SALE OF SECURITIES

      1.01 SALE OF SECURITIES. Each Seller, severally and not jointly, agrees to sell, assign, transfer and deliver to the Company on the Closing Date (as defined below) the aggregate number of Securities set forth opposite the name of such Seller on Schedule 1.02 hereto, and the Company agree to purchase such Securities from such Seller on the Closing Date, pursuant to this Agreement.

      1.02 PURCHASE PRICE. In full consideration of the sale of the Securities by the Sellers, the Company shall pay to each Seller on the Closing Date the aggregate amount set forth opposite the name of such Seller on Schedule 1.02 hereto, at Ten Dollars and Twelve and One Half Cents ($10.125) per share, for an aggregate purchase price of Six Million Five Hundred Eighty-One Thousand Two Hundred Fifty Dollars ($6,581,250.00) (the "Purchase Price"). The Purchase Price shall be paid by the wire transfer of immediately available funds to each Seller's account as designated by such Seller.

      1.03 CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") will take place by exchange of closing documents by telecopier or by other means mutually agreed upon by the parties on April 10, 2002 (the "CLOSING DATE"). At the Closing, each Seller will deliver to the Company a stock certificate or stock certificates representing at least the number of Securities being sold by such Seller, along with a stock power reasonably acceptable to the Company, against payment to such Seller of its portion of the Purchase Price as set forth on Schedule 1.02 hereto and in accordance with Section 1.02 of this Agreement. If any Seller delivers to the Company a stock certificate or stock certificates representing in excess of the number of Securities being sold by such Seller, the Company shall, not later than 30 days after the Closing Date, deliver, or cause its transfer agent to deliver, to such Seller a new certificate representing the number of shares of Common Stock of the Company constituting such excess. Such certificate shall not contain any restrictive legends, provided that the Sellers shall first deliver to the Company an opinion of legal counsel of Sellers to the effect that the Sellers are not affiliates (as defined in Rule 144 of the Securities Act of 1933, as amended) of the Company on the date such certificate is delivered and have not been affiliates of the Company during the three months preceding such date.

                                   SECTION II
                  REPRESENTATIONS AND WARRANTIES OF THE SELLERS

      In order to induce the Company to purchase the Securities, each Seller represents and warrants, severally and not jointly, to the Company as follows:

      2.01 EXISTENCE AND GOOD STANDING. Such Seller is a limited partnership duly organized and validly existing under the laws of the jurisdiction of its formation, and has full power and authority to sell the Securities being sold by such Seller and to enter into and perform its obligations under this Agreement.

      2.02 AUTHORIZATION. The execution and delivery of this Agreement by such Seller and the consummation by such Seller of the transactions contemplated by this Agreement have been duly authorized by all necessary partnership action on the part of such Seller. No consent, approval, license from, or exemption of, and no registration, qualification, designation, declaration or filing with, any court or governmental department, commission, board, bureau, agency or instrumentality, or any other party, which has not been obtained as of this date, is or will be necessary for the valid execution and delivery by such Seller of this Agreement, or the consummation by such Seller of the transactions contemplated by this Agreement.

      2.03 NO CONFLICT WITH OTHER INSTRUMENTS. Neither the execution and delivery by such Seller of this Agreement, the consummation by such Seller of the transactions contemplated by this Agreement, nor the compliance by such Seller with the terms and conditions of this Agreement, will (a) violate any provision of such Seller's organizational documents, as amended to date; (b) violate or conflict with or result in a breach of any law, regulation, order, writ, injunction or decree of any court, arbitrator or governmental instrumentality to which such Seller is bound; (c) violate or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or entitle any party to terminate any or all of the provisions of, or cause the acceleration of or entitle any party to accelerate the performance required by, or cause the acceleration of or entitle any party to accelerate the maturity of any debt or obligation pursuant to, any contract, agreement, arrangement, commitment or restriction of any kind to which such Seller is a party or by which such Seller is bound; or (d) result in the creation or imposition of any security interest, lien or other encumbrance upon the Securities being sold by such Seller under any contract, agreement, arrangement, commitment or restriction of any kind to which such Seller is a party or by which such Seller is bound.

      2.04 VALIDITY AND BINDING EFFECT. This Agreement has been duly and validly executed and delivered by such Seller; and this Agreement constitutes the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as the enforceability of this Agreement may be limited by bankruptcy, insolvency or other


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similar laws of general application affecting the enforceability of creditors'
rights generally, or by general principles of equity.

      2.05 TITLE TO SECURITIES. Such Seller owns, and on the Closing Date such Seller will own, all right, title and interest (legal and beneficial) in and to the Securities being sold by such Seller without restriction, other than restrictions imposed under applicable securities laws and restrictions created by the Company. Upon such Seller's delivery of certificates representing the Securities, duly endorsed for transfer to the Company, and the Company's payment to such Seller of the Purchase Price therefor, the Company will acquire such Securities free and clear of all liens, charges and encumbrances, other than restrictions imposed under applicable securities laws and restrictions created by the Company.

      2.06 LITIGATION. There is no (a) action, suit, claim, proceeding or investigation pending or, to such Seller's knowledge, threatened against or affecting, such Seller, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding relating to such Seller, or (c) governmental inquiry pending, or to such Seller's knowledge threatened, against or affecting such Seller, any of which, if adversely determined, would invalidate or prevent the performance by such Seller of the transactions contemplated by this Agreement.

      2.07 EXPERIENCE. Such Seller has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its sale of its Securities to the Company. The Company has answered to such Seller's satisfaction all inquiries made by such Seller to the Company. Such Seller acknowledges and agrees that, except for information previously disclosed publicly by the Company, all information provided to such Seller by officials of the Company is confidential. Such Seller agrees to maintain such disclosed information in confidence unless such information is released publicly by the Company.

      2.08 BROKERS. Such Seller shall be responsible for any fees and expenses owed to any agent, broker or finder with which such Seller has made any agreement or commitment in connection with the transactions contemplated by this Agreement.

                                   SECTION III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      In order to induce the Sellers to sell the Securities, the Company represents and warrants to the Sellers as follows:

      3.01 EXISTENCE AND GOOD STANDING. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware, and has full power and authority to acquire the Securities and to enter into and perform its obligations under this Agreement.

      3.02 AUTHORIZATION. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this

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
Agreement have been duly authorized by all necessary corporate action on the part of the Company. No consent, approval, license from, or exemption of, and no registration, qualification, designation, declaration or filing with, any court or governmental department, commission, board, bureau, agency or instrumentality, or any other party, which has not been obtained as of this date, is or will be necessary for the valid execution and delivery by the Company of this Agreement, or the consummation by the Company of the transactions contemplated by this Agreement.

      3.03 NO CONFLICT WITH OTHER INSTRUMENTS. Neither the execution and delivery by the Company of this Agreement, the consummation by the Company of the transactions contemplated by this Agreement, nor the compliance by the Company with the terms and conditions by this Agreement, will (a) violate any provision of the Company's Certificate of Incorporation, as amended to date, or the Company's By-laws, as amended to date; (b) violate or conflict with or result in a breach of any law, regulation, order, writ, injunction or decree of any court, arbitrator or governmental instrumentality to which the Company is bound; or (c) violate or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or entitle any party to terminate any or all of the provisions of, or cause the acceleration of or entitle any party to accelerate the performance required by, or cause the acceleration of or entitle any party to accelerate the maturity of any debt or obligation pursuant to, any contract, agreement, arrangement, commitment or restriction of any kind to which the Company is a party or by which the Company is bound.

      3.04 VALIDITY AND BINDING EFFECT. This Agreement has been duly and validly executed and delivered by the Company, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforceability of creditors' rights generally, or by general principles of equity.

      3.05 LITIGATION. There is no (a) action, suit, claim, proceeding or investigation pending or, to the Company's knowledge, threatened against or affecting, the Company, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding relating to the Company, or (c) governmental inquiry pending, or to the Company's knowledge threatened, against or affecting the Company, any of which, if adversely determined, would invalidate or prevent the performance by the Company of the transactions contemplated by this Agreement.

      3.06 PURCHASE FOR INVESTMENT. The Company is acquiring the Securities for its own account for investment purposes only and not with a view toward any resale or distribution of the Securities.



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                                  SECTION IIIA
                                   CONDITIONS

      3.01A Conditions to the Obligation of the Company to Close. The obligation of the Company to purchase the Securities, to pay the Purchase Price therefor at the Closing and to perform its obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Company of the following condition on or before the Closing Date: The Sellers shall have delivered the stock certificates representing the Securities and stock powers; and all of the representations and warranties of the Sellers set forth in Section II shall be true and correct on the Closing Date as though made on such date.

      3.02A Conditions to the Obligation of the Sellers to Close. The obligation of each Seller to sell the Securities being sold by such Seller and to perform its obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Sellers of the following conditions on or before the Closing
Date: The Company shall have paid the aggregate Purchase Price for the Securities; and all of the representations and warranties of the Company set forth in Section III shall be true and correct on the Closing Date as though made on such date.

                                   SECTION IV
                                  MISCELLANEOUS

      4.01 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the schedule hereto, sets forth the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements between them, whether written or oral, with respect to its subject matter. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Sellers from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and the Sellers, and (ii) only in the specific instance and for the specific purpose for which made or given. Neither the Company nor the Sellers shall assign any of its rights or obligations under this Agreement without the written consent of the other parties hereto.

      4.02 FEES AND EXPENSES. Each of the parties hereto shall pay its own fees and expenses incurred in connection with this Agreement or otherwise.

      4.03 GOVERNING LAW. This Agreement and the rights and obligations of the parties under it shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the rules and principles of conflicts of laws thereof.

      4.04 COUNTERPARTS; FACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document.



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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                    SS&C TECHNOLOGIES, INC.

                    By:     /s/ William C. Stone
                            --------------------
                           Name:  William C. Stone
                           Title:  President

                    GENERAL ATLANTIC PARTNERS 15, L.P.

                    By:      General Atlantic Partners, LLC, its General Partner

                    By:    /s/ Steven A. Demming
                         ------------------------------------------------
                           Name:  Steven A. Demming
                           Title:  Managing General Partner

                    GAP COINVESTMENT PARTNERS, L.P.

                    By:    /s/ Steven A. Demming
                         ------------------------------------------------
                           Name:  Steven A. Demming
                           Title:  Managing General Partner



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                                                                   Schedule 1.02

                          Securities and Purchase Price

                Seller                                Securities                           Purchase Price
                ------                                ----------                           --------------
GAP 15                                                  595,883                             $6,033,315.37

GAPCO                                                   54,117                               $547,934.63

Total                                                   650,000                             $6,581,250.00



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